United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 5, 2024

Date of Report (Date of earliest event reported)

Cheetah Net Supply Chain Service Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-41761	81-3509120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8707 Research Drive, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

949-418-7804

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CTNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2024, the board of directors (the “Board”) of Cheetah Net Supply Chain Service Inc. (the “Company”), a North Carolina corporation, appointed Mr. Xiangan Ruan as a director of the Company. Since January 2005, Mr. Ruan has served as a senior partner at Allbright Law Offices (Shanghai), where he oversees client relationships, provides strategic legal advice, and manages cases. Mr. Ruan received his bachelor’s degree in Law from Sun Yat-sen University in July 2004 and his EMBA from Peking University in July 2021. The Company believes Mr. Ruan is well-qualified to serve as the Company’s director due to his expertise in business law. Mr. Ruan was also appointed as a member of the Audit Committee and the Compensation Committee of the Board, and as the chair of the Nominating and Corporate Governance Committee of the Board. Before serving on the Board, Mr. Ruan had no previous relationships or transactions with the Company.

On December 5, 2024, the Company extended a director offer letter to Mr. Ruan, which he accepted. A copy of the director offer letter is filed herewith as Exhibit 10.1 and is incorporated herein by reference. On December 5, 2024, the Company entered into an indemnification agreement with Mr. Ruan. A copy of the indemnification agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Director Offer Letter dated December 5, 2024 between Xiangan Ruan and the Company
10.2	Indemnification Agreement dated December 5, 2024 between Xiangan Ruan and the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2024

Cheetah Net Supply Chain Service Inc.

By:	/s/ Huan Liu
Huan Liu
Chief Executive Officer, Interim Chief Financial Officer, Director, and Chairman of the Board of Directors